Exhibit 99.1

XCF Global Announces Strategic International Expansion Framework
to Accelerate Global SAF Adoption

•	XCF Global to leverage its modular, patent-pending facility design to scale SAF production globally
•	New partnership model enables rapid deployment, capital efficiency, and local market adaptability
•	Global expansion strategy designed to meet growing demand for low-carbon aviation fuel

Houston, Texas, June 24, 2025 – XCF Global, Inc. (“XCF”) (Nasdaq: SAFX), a key player in decarbonizing the aviation industry through Synthetic Aviation Fuel (“SAF”), today announced the launch of a strategic international expansion framework designed to accelerate the adoption of SAF through capital-efficient, regionally tailored partnerships.

XCF’s international expansion strategy centers on its patent-pending site design, developed to enable efficient deployment, lower capital intensity, and scalability across borders. Combined with an operational blueprint and configurations, this modular facility platform empowers partners to bring new SAF capacity online quickly, efficiently, and at scale.

“As demand for synthetic aviation fuel grows globally, we see tremendous growth opportunities through smart, localized partnerships,” said Mihir Dange, Chief Executive Officer and Board Chair of XCF Global. “XCF’s platform reflects a disciplined and practical approach, built for speed, efficiency, and global relevance. Our international expansion strategy allows us to support new markets with the infrastructure they need – while staying capital-light and focused on execution.”

XCF’s international model is structured to provide regional partners with access to its integrated SAF platform through licensing arrangements. These frameworks are designed to retain XCF’s intellectual property and ensure high-quality deployment while aligning long-term incentives through equity and royalty-based economics.

XCF’s international strategy comes as policy momentum accelerates across the globe to decarbonize aviation and as airlines, governments, and infrastructure providers seek credible SAF solutions. The company has identified multiple high-priority markets for expansion and is actively in discussions with prospective regional partners.

About XCF Global, Inc.

XCF Global, Inc. is a pioneering synthetic aviation fuel company dedicated to accelerating the aviation industry’s transition to net-zero emissions. XCF is developing and operating state-of-the-art clean fuel SAF production facilities engineered to the highest levels of compliance, reliability, and quality. The company is actively building partnerships across the energy and transportation sectors to accelerate the adoption of SAF on a global scale. XCF is currently listed on the Nasdaq Capital Market and trades under the ticker, SAFX.  To learn more, visit www.xcf.global.

Forward Looking Statements

This Press Release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, statements regarding XCF Global’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, estimates and forecasts of other financial and performance metrics, and projections of market opportunity and market share, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by XCF Global and its management, are inherently uncertain and subject to material change. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) unexpected increases in XCF Global’s expenses resulting from potential inflationary pressures and rising interest rates, including manufacturing and operating expenses and interest expenses; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any agreements with regard to XCF Global’s offtake arrangements; (4) the outcome of any legal proceedings that may be instituted against the parties to the Business Combination Agreement or others; (5) XCF Global’s ability to meet Nasdaq’s continued listing standards; (6) XCF Global’s ability to integrate the operations of New Rise and implement its business plan on its anticipated timeline; (7) XCF Global’s ability to raise financing in the future and the terms of any such financing; (8) New Rise’s ability to produce the anticipated quantities of SAF without interruption or material changes to the SAF production process; (9) XCF Global’s ability to resolve current disputes between New Rise and its landlord with respect to the ground lease for the New Rise Reno facility; (10) XCF Global’s ability to resolve current disputes between New Rise and its primary lender with respect to loans outstanding that were used in the development of the New Rise Reno facility; (11) costs related to the Business Combination and the New Rise acquisitions; (12) the risk of disruption to the current plans and operations of XCF Global as a result of the consummation of the Business Combination; (13) XCF Global’s ability to recognize the anticipated benefits of the Business Combination and the New Rise acquisitions, which may be affected by, among other things, competition, the ability of XCF Global to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (14) changes in applicable laws or regulations; (15) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (16) the possibility that XCF Global may be adversely affected by other economic, business, and/or competitive factors; (17) the availability of tax credits and other federal, state or local government support; (18) risks relating to XCF Global’s and New Rise’s key intellectual property rights; (19) the risk that XCF Global’s reporting and compliance obligations as a publicly-traded company divert management resources from business operations; (20) the effects of increased costs associated with operating as a public company; and (21) various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in XCF Global’s filings with the Securities and Exchange Commission (“SEC”), including the final proxy statement/prospectus relating to the Business Combination filed with the SEC on February 6, 2025, this Press Release and other filings XCF Global makes with the SEC in the future. If any of the risks actually occur, either alone or in combination with other events or circumstances, or XCF Global’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that XCF Global does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XCF Global’s expectations, plans or forecasts of future events and views as of the date of this Press Release. These forward-looking statements should not be relied upon as representing XCF Global’s assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements. While XCF Global may elect to update these forward-looking statements at some point in the future, XCF Global specifically disclaims any obligation to do so.

Contacts

XCF Global, Inc.:
Chris Santa Cruz
invest@xcf.global

For Media:
Fatema Bhabrawala
fbhabrawala@allianceadvisors.com